Exhibit 21.1

TRAMMELL CROW COMPANY SUBSIDIARIES

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
1996 DFW OFFICE, INC.	DELAWARE	TEXAS	1996 DFW OFFICE I, INC.
3865 TCMP VENTURE, LLC	DELAWARE
3865 WILSON, L.L.C.	VIRGINIA
5950 SHERRY LANE LIMITED PARTNER, LTD.	TEXAS
777 6TH STREET LLC	DELAWARE
AEW #10 CORPORATION	MASSACHUSETTS
ATWATER 12 LP	DELAWARE
AUSTIN RETAIL INVESTMENT, INC.	DELAWARE
BALTIMORE LAND HOLDINGS, LLC	DELAWARE
BC PLAZA II/III, LTD.	TEXAS
BELLAIRE SHOPPING CENTER ASSOCIATES, L.P.	TEXAS
BPP-CM, L.P.	TEXAS	TEXAS	BALLPARK PLACE
BPP-CM, L.P.	TEXAS	COUNTY OF HARRIS, TX	BALLPARK PLACE
BPP-CM, L.P.	TEXAS	COUNTY OF TRAVIS, TX	BALLPARK PLACE
BROADVIEW CENTRAL TEXAS, LTD.	TEXAS
BURBANK AIRPORT PLAZA, LLC	DELAWARE
BURLESON-STASSNEY LAND II, LTD.	TEXAS
BURLESON-STASSNEY LAND III, LTD.	TEXAS
BURLESON-STASSNEY LAND, LTD.	TEXAS
CATMONTU INSURANCE COMPANY, LTD.	CAYMAN ISLANDS
CH-NORTHWEST PLACE ONE, LTD.	TEXAS
CH-NWP, INC.	DELAWARE
COLLINS CROSSING II, LTD.	TEXAS
CROW ATLANTA DEVELOPMENT-1996, INC.	DELAWARE
CROW TUSTIN DEVELOPMENT, INC.	DELAWARE
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS #1 LIMITED PARTNERSHIP	TEXAS
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS, INC.	DELAWARE
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS #2, L.P.	TEXAS
DENALI LLC	NEVADA
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE
EXPO 2 PARTNERS, LTD.	TEXAS
EXPO LAND, INC.	DELAWARE
EXPO MANAGEMENT I, LLC	TEXAS

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
EXPO MANAGEMENT II, L.L.C.	TEXAS
EXPO MANAGEMENT III, LLC	TEXAS
EXPO PARTNERS I, LTD.	TEXAS
EXPO PARTNERS II, LTD.	TEXAS
EXPO PARTNERS III, LTD.	TEXAS
FAIRWAY CENTRE ASSOCIATES, L.P.	TEXAS	COUNTY OF HARRIS, TX	FAIRWAY CENTRE
FAIRWAY CENTRE, INC.	DELAWARE
FAIRWAY PLAZA ASSOCIATES, L.P.	TEXAS
FREEPORT #2, LP	TEXAS
GLASGOW BTS, LLC	DELAWARE
GLENDALE AND 91ST AVENUE LLC	ARIZONA
GLENDALE AND 91ST GP, INC.	DELAWARE
GRAND PARKWAY/I-10 ASSOCIATES, L.P.	TEXAS
HIGH STREET CARRIAGE INN, LLC	DELAWARE
HIGH STREET COLUMBIA, INC.	DELAWARE
HIGH STREET COLUMBIA, LLC	DELAWARE
HIGH STREET MILL RACE GP, INC.	DELAWARE
HIGH STREET MILL RACE, LP	DELAWARE
HIGH STREET RESIDENTIAL, INC.	DELAWARE
HIGH STREET SHIRLINGTON, INC.	DELAWARE
HIGH STREET SHIRLINGTON, LLC	DELAWARE
INDUSTRIAL NV, LLC	NEVADA
JFK INTERNATIONAL AIR CARGOCENTRE, LLC	DELAWARE
KYRENE MESA DEVELOPMENT COMPANY LLC	ARIZONA
LAKELINE RETAIL 2000, LTD.	TEXAS
LANDMARK VI INDUSTRIAL CENTER, LTD.	TEXAS
MARSH AT BELMEADE PARTNERS, L.P.	TEXAS
MASS MIDATLANTIC, LLC	DELAWARE
MCCRELESS SQUARE, LTD.	TEXAS
MONTPELIER II, LLC	DELAWARE
MT. ADAMS LLC	NEVADA
MT. BAKER LLC	NEVADA
NE METRO DEVELOPMENT 2, INC.	DELAWARE
NORTHWOOD GP, LTD.	TEXAS
NORTHWOOD PROPERTIES, LTD.	TEXAS
ONE RIVERWALK PLACE, L.L.C.	TEXAS
OREGON OFFICE CONSTRUCTION COMPANY	OREGON	OREGON	RAVEN CONSTRUCTION

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
PARMER/35 RETAIL, LTD.	TEXAS
PARMER LANE VILLAGE, LTD.	TEXAS
PLAZA V 620 GP, LTD.	TEXAS
PLAZA V 620 , LTD.	TEXAS
PROSCENIUM, LLC	GEORGIA
RAINIER LLC	NEVADA
RAVEN INSURANCE COMPANY, LTD.	CAYMAN ISLANDS
REALTY HOLDING, INC.	DELAWARE
RHI MIDATLANTIC, INC.	DELAWARE
RUDY CONSTRUCTION, INC.	DELAWARE
RW RETAIL ASSOCIATES L.P.	TEXAS
RW RETAIL, INC.	DELAWARE
SOUTH RIVER ONE, INC.	DELAWARE
STAFFORD CENTER, LP	DELAWARE	TEXAS	STAFFORD PARK BUSINESS CENTER
STASSNEY HEIGHTS, LTD.	TEXAS
STM PARTNERS, LTD.	TEXAS
SUBTIER MARSH AT BELMEADE PARTNERS, L.P.	TEXAS
T.C. SERVICES DE MEXICO, S. DE R.L. DE C.V.	MEXICO
TC 82 INVERNESS LP	DELAWARE
TC ABERDEEN, LLC	DELAWARE
TC ARBORETUM LLC	DELAWARE
TC ARROWPOINT LP	DELAWARE
TC ASHBURN LLC	DELAWARE
TC ATLANTA DEVELOPMENT, INC.	DELAWARE
TC ATWATER LAND GENERAL PARTNER LP	DELAWARE
TC ATWATER LAND LP	DELAWARE
TC BALLPARK GP, INC.	DELAWARE
TC BARTON, LP	DELAWARE
TC BELLAIRE SHOPPING CENTER, INC.	DELAWARE
TC BOULDER OFFICE, L.P.	DELAWARE
TC BROADWAY TRADE CENTER GP, INC.	DELAWARE
TC BROADWAY TRADE CENTER INVESTORS LP	TEXAS
TC BROADWAY TRADE CENTER LP	TEXAS
TC CAMERON DEVELOPMENT LAND LP	DELAWARE
TC CAPE WG LP	DELAWARE
TC CBD DEVELOPMENT, LLC	DELAWARE
TC CBD MEMBER, LLC	DELAWARE

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
TC CONTRACTORS, INC.	DELAWARE	NEW YORK	TCNY CONTRACTORS
TC DALLAS/FORT WORTH INVESTMENT AND DEVELOPMENT, LP	TEXAS
TC DC LAND LP	DELAWARE
TC DEERWOOD COMMERCE CENTER LP	DELAWARE
TC DENVER TELCO LLC	DELAWARE
TC DUHS, INC.	DELAWARE
TC ELK GROVE GP, INC.	DELAWARE
TC ELK GROVE LP	DELAWARE
TC FAIRWAY PLAZA II, LTD.	TEXAS	COUNTY OF HARRIS, TX	FAIRWAY MARKETPLACE
TC FOREST HILL DEVELOPMENT LP	DELAWARE
TC GLENDALE AND 91ST AVENUE LP	DELAWARE
TC GRAND PARKWAY GP, INC.	DELAWARE
TC GREENHILL, LLC	OKLAHOMA
TC HD DEVELOPMENT, LLC	DELAWARE
TC HOUSTON TFK, INC.	DELAWARE
TC HOUSTON, INC.	DELAWARE	TEXAS	CITYWEST CENTER
TC HOUSTON, INC.	DELAWARE	COUNTY OF DALLAS, TX	CITYWEST CENTER
TC HOUSTON, INC.	DELAWARE	COUNTY OF HARRIS, TX	CITYWEST CENTER
TC HOUSTON, INC.	DELAWARE	COUNTY OF TRAVIS, TX	CITYWEST CENTER
TC I-35 OKLAHOMA LLC	DELAWARE
TC INDUSTRIAL, INC.	DELAWARE
TC JFK, INC.	DELAWARE
TC KEARNY VILLA LP	DELAWARE
TC KILLEEN MP, LP	DELAWARE
TC LAKELAND #1, INC.	DELAWARE
TC MERIDIAN TOWER LP	DELAWARE
TC MIDATLANTIC DEVELOPMENT, INC.	DELAWARE
TC MIDATLANTIC PROPERTIES, INC.	DELAWARE
TC MK, INC.	DELAWARE
TC MUSKOGEE LLC	OKLAHOMA
TC NW CROSSING DEVELOPMENT, LTD.	TEXAS
TC PORT YBOR LLC	DELAWARE
TC PREMIER ROW HOLDING, INC.	DELAWARE
TC SERVICENET, INC.	DELAWARE
TC SIERRA BUILDING A, INC.	DELAWARE
TC SIERRA BUILDING B, INC.	DELAWARE
TC SIERRA BUILDING D, INC.	DELAWARE

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
TC SIERRA BUILDING G, INC.	DELAWARE
TC SIERRA CORPORATE CENTER, INC.	DELAWARE
TC SIERRA PAD 3, INC.	DELAWARE
TC SIERRA TOWN CENTER, INC.	DELAWARE
TC SOUTH RIVER OFFICE LLC	DELAWARE
TC SPRINGFIELD, LLC	VIRGINIA
TC SUWANEE CREEK, INC.	DELAWARE
TC WC PARTNERS LP	TEXAS
TC WESTVIEW PLAZA LP	DELAWARE
TC WOOD VILLAGE, INC.	DELAWARE
TCC GENERAL AGENCY, INC.	TEXAS
TCC LOUDOUN TELECOM, LLC	DELAWARE
TCC MCLEAN PARKING LLC	DELAWARE
TCC NORTH FLORIDA DEVELOPMENT #1, INC.	DELAWARE
TCC PROSCENIUM, INC.	DELAWARE
TCC RISK SERVICES, INC.	DELAWARE
TCC-BTS #2, INC.	DELAWARE
TCC-BTS CLEVELAND L.L.C	DELAWARE
TCC-BTS RIDGE ROCK LP	TEXAS
TCC-LION INDUSTRIAL, LLC	DELAWARE
TCCNV, INC.	DELAWARE
TCCNV, LP	TEXAS
TCC-OCP II, LTD.	FLORIDA
TCC-PB I, LTD.	FLORIDA
TCCT #2, INC.	DELAWARE
TCCT BROADVIEW GP, LTD.	TEXAS
TCCT DEVELOPMENT #2, INC.	DELAWARE
TCCT DEVELOPMENT, INC.	DELAWARE
TCCT NW PORTFOLIO, INC.	DELAWARE
TCCT REAL ESTATE, INC.	DELAWARE
TCCT SAN ANTONIO INVESTMENTS, INC.	DELAWARE
TCDFW #1, INC.	DELAWARE
TCDFW #2, INC.	DELAWARE
TCDFW 411 WEST SEVENTH LP	TEXAS
TCDFW ACQUISITIONS LP	TEXAS
TCDFW AVENUE E, LP	TEXAS
TCDFW AVENUE F, LP	TEXAS

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
TCDFW BMOB LP	TEXAS
TCDFW BMPH, LP	TEXAS
TCDFW DEVELOPMENT #1, INC.	DELAWARE
TCDFW DIVISION, LP	TEXAS
TCDFW INDUSTRIAL INVESTMENTS, INC.	DELAWARE
TCDFW INVESTMENT AND DEVELOPMENT, INC.	DELAWARE
TCDFW LAKEPARK PLAZA, L.P.	TEXAS
TCDFW LCT LP	TEXAS
TCDFW MARSH AT BELMEADE, INC.	DELAWARE
TCDFW PEACHTREE LP	TEXAS
TCDFW QUEST, INC.	DELAWARE
TCDFW SDPA BTS, LP	TEXAS
TCDFW SDPA, INC.	DELAWARE
TCDFW SUMMIT #1, L.P.	TEXAS
TCDFW, INC.	DELAWARE	COUNTY OF COLLIN, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COUNTY OF DALLAS, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COUNTY OF DENTON, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COUNTY OF LUBBOCK, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COUNTY OF TARRANT, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	TEXAS	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW-COLLINS CROSSING, LTD.	TEXAS
TCFP SHOPPING CENTER II, INC.	DELAWARE
TCH #2, INC.	DELAWARE
TCH TFK, L.P.	TEXAS
TCM 3865, LLC	DELAWARE
TCNE ATWATER 12, INC.	DELAWARE
TCNE ATWATER LAND GP, INC.	DELAWARE
TCNE DEVELOPMENT, INC.	DELAWARE
TCNE-HORIZON, INC.	DELAWARE
TC-RIVERSIDE, L.L.C.	MARYLAND
TFK RETAIL, LTD.	TEXAS
TITAN CONSTRUCTION GROUP, INC.	DELAWARE	NORTH CAROLINA	TITAN CONSTRUCTION, INC.
TRAMMELL CROW ARGENTINA S.A.	ARGENTINA
TRAMMELL CROW ARROWPOINT, INC.	DELAWARE
TRAMMELL CROW ASSET MANAGEMENT, INC.	DELAWARE
TRAMMELL CROW ATLANTA DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW BROKERAGE SERVICES, LTD.	TEXAS

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
TRAMMELL CROW BTS, INC.	DELAWARE
TRAMMELL CROW CAPITAL COMPANY II, INC.	DELAWARE
TRAMMELL CROW CAROLINAS DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CENTRAL TEXAS DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	COUNTY OF TRAVIS, TX	TRAMMELL CROW COMPANY
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	TEXAS	TRAMMELL CROW CENTRAL TEXAS
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	TEXAS	AUSTIN CENTRAL SERVICES COMPANY
TRAMMELL CROW CHICAGO DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CHILE INMOBILIARIA LIMITADA	CHILE	CHILE	TRAMMELL CROW COMPANY, LTD.
TRAMMELL CROW COMPANY	DELAWARE	TEXAS	TRAMMELL CROW COMPANY (DELAWARE)
TRAMMELL CROW COMPANY - CHILE, INC.	DELAWARE
TRAMMELL CROW COMPANY - SOUTH AMERICAN HOLDINGS, INC.	DELAWARE
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.	DELAWARE	COUNTY OF CLARK, NV	TRAMMELL CROW CONSTRUCTION
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.	DELAWARE	COUNTY OF WASHOE, NV	TRAMMELL CROW CONSTRUCTION
TRAMMELL CROW COMPANY LIMITED	UNITED KINGDOM
TRAMMELL CROW COMPANY (UK) LTD.	UNITED KINGDOM
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF CLAYTON, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF COBB, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF DEKALB, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF FULTON, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF GWINNETT, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF HENRY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CUB INVESTMENT, L.L.C.	COLORADO
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT LIMITED PARTNERSHIP	TEXAS
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT, INC.	DELAWARE	TEXAS	TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT I, INC.
TRAMMELL CROW DALLAS/FORT WORTH REAL ESTATE, LTD.	TEXAS
TRAMMELL CROW DALLAS/FORT WORTH, LTD.	TEXAS
TRAMMELL CROW DEERWOOD COMMERCE CENTER, INC.	DELAWARE
TRAMMELL CROW DENVER DEVELOPMENT II, INC.	DELAWARE
TRAMMELL CROW DENVER DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW DETROIT DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW DFW DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW DO BRASIL LTDA.	BRAZIL
TRAMMELL CROW GLOBAL SOLUTIONS II INC.	CAYMAN ISLANDS
TRAMMELL CROW GLOBAL SOLUTIONS INC.	CAYMAN ISLANDS
TRAMMELL CROW HIGHER EDUCATION DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW HOUSTON DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW HOUSTON, LTD.	TEXAS	NEW MEXICO	TRAMMELL CROW HOUSTON, LIMITED PARTNERSHIP
TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 1996, L. P.	DELAWARE

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 2003, L.P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND II, L.P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND III, L.P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND IV, L.P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND V, L.P.	DELAWARE
TRAMMELL CROW INVESTMENTS II, INC.	DELAWARE
TRAMMELL CROW INVESTMENTS III, INC.	DELAWARE
TRAMMELL CROW INVESTMENTS V, INC.	DELAWARE
TRAMMELL CROW KANSAS CITY DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW LATIN AMERICA INC.	CAYMAN ISLANDS
TRAMMELL CROW MEDICAL SERVICES, INC.	DELAWARE
TRAMMELL CROW MEXICO S.A. DE C.V.	MEXICO
TRAMMELL CROW MEXICO, INC.	DELAWARE
TRAMMELL CROW MINNESOTA SERVICES, INC.	DELAWARE
TRAMMELL CROW NW, INC.	DELAWARE
TRAMMELL CROW PORTLAND DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW REALTY SERVICES(ONTARIO), LTD.	CANADA
TRAMMELL CROW SAVILLS (AUST) PTY LTD.	AUSTRALIA
TRAMMELL CROW SAVILLS (BELGIUM) B.V.B.A.	BELGIUM
TRAMMELL CROW SAVILLS (FRANCE) SAS	FRANCE
TRAMMELL CROW SAVILLS (GERMANY) GMBH	GERMANY
TRAMMELL CROW SAVILLS (INDIA) PRIVATE LIMITED	INDIA
TRAMMELL CROW SAVILLS (IRELAND) LIMITED	IRELAND
TRAMMELL CROW SAVILLS (NETHERLANDS) B.V.	NETHERLANDS
TRAMMELL CROW SAVILLS (SINGAPORE) PTE LTD.	SINGAPORE
TRAMMELL CROW SAVILLS (SPAIN), S.L.	SPAIN
TRAMMELL CROW SAVILLS (THAILAND) LTD.	THAILAND
TRAMMELL CROW SAVILLS ASIA PACIFIC LIMITED	CAYMAN ISLANDS
TRAMMELL CROW SAVILLS PHILIPPINES, INC.	PHILIPPINES
TRAMMELL CROW SAVILLS SWEDEN AB	SWEDEN
TRAMMELL CROW SERVICES CANADA, LTD.	CANADA
TRAMMELL CROW SERVICES ONTARIO CANADA, LTD.	CANADA
TRAMMELL CROW SERVICES, INC.	DELAWARE	GEORGIA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	ILLINOIS	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	CITY OF BOSTON, MA	TRAMMELL CROW COMPANY

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
TRAMMELL CROW SERVICES, INC.	DELAWARE	MINNESOTA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CAMDEN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CHOWAN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CRAVEN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CURRITUCK, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF DARE, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF GATES, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF HALIFAX, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF MARTIN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF NORTHAMPTON, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF ONSLOW, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF PAMLICO, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF PASQUOTANK, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF PERQUIMANS, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF PITT, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CLARK, NV	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF WASHOE, NV	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	PENNSYLVANIA	TRAMMELL CROW HIGHER EDUCATION SERVICES, INC.
TRAMMELL CROW SERVICES, INC.	DELAWARE	TEXAS	TRAMMELL CROW HIGHER EDUCATION SERVICES, INC.
TRAMMELL CROW SERVICES, INC.	DELAWARE	OREGON	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF ORANGE, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF SAN BERNARDINO, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUTNY OF LOS ANGELES, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF SAN DIEGO, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF VENTURA, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	WILLIAMSBURG/JAMES CITY COUNTY, VA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	ILLINOIS	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	NEW JERSEY	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	NEW YORK	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF KENT, OH	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	CITY OF HARTFORD, CT	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	PENNSYLVANIA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF HARRIS, TX	TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL. COMMERCIAL DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SO. CAL. DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SO. CAL. PROPERTIES, INC.	DELAWARE
TRAMMELL CROW SPECIALTY REALTY, INC.	DELAWARE	GEORGIA	TRAMMELL CROW COMPANY

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
TRAMMELL CROW TENNESSEE DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW TULSA DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW WALLIS REAL ESTATE SERVICES COMPANY LIMITED	HUNGARY
TRAMMELL DE MEXICO, S. DE R.L. DE C.V.	MEXICO
TRI-PROPERTIES PROSCENIUM, L.L.C.	GEORGIA
TUSTIN CROW, LLC	DELAWARE
USREA, INC.	DELAWARE
WEST OAK CENTER, LTD.	TEXAS
WEST TECH BUSINESS CENTER, LTD.	TEXAS
WEST TECH GP, INC.	DELAWARE
WETMORE BUSINESS PARK, LTD.	TEXAS
WETMORE DISTRIBUTION HOLDINGS LP	TEXAS
WETMORE GP, LTD.	TEXAS
WETMORE II GP, INC.	DELAWARE
WETMORE PHASE II, LTD.	TEXAS